Harbor Unconstrained Bond Fund Summary Prospectus — April 1, 2010	Institutional Class HAUBX Administrative Class HRUBX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated April 1, 2010, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	2.63%	2.63%
Total Annual Fund Operating Expenses	3.48%	3.73%
Expense Reimbursements[1]	2.43%	2.43%
Net Total Annual Fund Operating Expenses	1.05%	1.30%
[1]	The Adviser has contractually agreed to limit the Fund’s operating expenses through 03-31-2011. This agreement may not be terminated.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years
Institutional	$107	$842
Administrative	$132	$916

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategy

Principal style characteristics: Broad range of fixed income instruments without benchmark constraints or significant sector/instrument limitations

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative three (-3.0) years to positive eight (8.0) years based on the Subadviser’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high-yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Subadviser to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest substantially in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach. Investors should also be sure they carefully read and understand the range of investment strategies and instruments that the Fund may use and the heightened risks associated with those strategies and instruments.

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government

Summary Prospectus

HARBOR UNCONSTRAINED BOND FUND

agency. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Unconstrained strategy risk: Because the Subadviser employs an unconstrained investment approach, the Fund’s portfolio may have significant exposure to certain types of securities and instruments, credit qualities, maturities, countries and regions that are not represented in a similar manner or in similar weightings as that of the Fund’s benchmark index or other broad market domestic or foreign fixed income indices. As a result, there is a significantly greater risk that the Fund may substantially underperform the Fund’s benchmark index and other broad market fixed income indices for long periods of time if the Subadviser’s judgment about the attractiveness of particular securities proves to be incorrect. In addition, because of this unconstrained approach, the Fund’s performance may be significantly more volatile (that is, experience much greater and more frequent highs and lows) than the Fund’s benchmark index and other broad market fixed income indices. Potential investors should only consider investing in this Fund if they understand and are willing to accept the heightened risks and volatility associated with this type of unconstrained investment approach.

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average duration of ten years, a 1% increase in interest rates would generally result in a 10% decrease in the Fund’s value.

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. This risk is higher for below investment grade bonds.

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular issuer’s securities could be incorrect.

Derivatives risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser, which could result in disproportionately large losses to the Fund.

Foreign securities and emerging market risk: Because the Fund may invest significantly in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed foreign countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes.

Short sales risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited.

Mortgage risk: Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities.

High-yield risk: There is a greater risk that the Fund will lose money because it invests in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Equities risk: The values of equity securities, such as preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Performance

Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Harbor Capital Advisors employs a ‘manager-of-managers’ approach by selecting and overseeing subadvisers responsible for the day-to-day management of the assets of the Funds. Pursuant to an exemptive order granted by the SEC, Harbor Capital Advisors, subject to the approval of Harbor Funds’ Board of Trustees, is able to select subadvisers and to enter into new or amended subadvisory agreements without obtaining shareholder approval.

Summary Prospectus

HARBOR UNCONSTRAINED BOND FUND

Subadviser

Pacific Investment Management Company LLC (PIMCO)

840 Newport Center Drive

P.O. Box 6430

Newport Beach,

CA 92658-6430

PIMCO has subadvised the Fund since its inception in 2010.

Portfolio Manager
Chris Dialynas PIMCO

Mr. Dialynas is a Managing Director of PIMCO. Mr. Dialynas joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group. He has managed the Fund since its inception in 2010.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders are processed at the net asset value next calculated after an order is received in good order by the Fund. You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*
Regular	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000	N/A
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

The Fund declares and pays any capital gains annually in December and declares and pays any dividends from net investment income quarterly. The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Harbor Unconstrained Bond Fund

Summary Prospectus
April 1, 2010

Institutional Class	Administrative Class
HAUBX	HRUBX

FD.P.32.UB.0410 03/2010/1,500

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302